Exhibit 10.1

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 17, 2020, by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), CENTURY ALUMINUM COMPANY, a Delaware corporation ("Century"), CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (successor in interest to Berkeley Aluminum, Inc.), a Delaware corporation ("Century South Carolina"), CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP, a Kentucky general partnership ("Century of Kentucky GP"), NSA GENERAL PARTNERSHIP, a Kentucky general partnership ("NSA"), and CENTURY ALUMINUM SEBREE LLC, a Delaware limited liability company ("Century Sebree"; and together with Century, Century South Carolina, Century of Kentucky GP and NSA, each a "Borrower" and collectively the "Borrowers").
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of May 16, 2018 (as amended, modified or supplemented from time to time, the "Loan Agreement");
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Loan Agreement, subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.
2.    Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth in Section 5 below, the Loan Agreement is hereby amended as follows:
(a)    The Loan Agreement is hereby amended to insert a new Section 12.23 at the end of Section 12 thereof as follows:
12.23.    Acknowledgment Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special

Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    Appendix A of the Loan Agreement is hereby amended to insert the following new defined terms in their appropriate alphabetical order:
2020 Offering Circular – the Preliminary Confidential Offering Circular dated June 18, 2020 with respect to the proposed Senior Secured Notes due 2025, in the form delivered to Agent on June 17, 2020.
BHC Act Affiliate – with respect to any Person, an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.
Covered Entity – any of the following:
(a)    a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b)    a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c)    a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

Covered Party – as defined in Section 12.23 of the Agreement.
Default Right – as defined in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
Hedge Agreement – a "swap agreement" as that term is defined in Section 101(53B)(A) of title 11 of the United States Code, as in effect from time to time.
QFC – the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).
QFC Credit Support – as defined in Section 12.23 of the Agreement.
Supported QFC – as defined in Section 12.23 of the Agreement.
U.S. Special Resolution Regimes – as defined in Section 12.23 of the Agreement.
(c)    The defined terms "Glencore" and "Permitted Refinancing Indenture Documents" set forth in Appendix A of the Loan Agreement are each hereby amended and restated in their entirety as follows:
Glencore – Glencore plc, a company organized under the laws of Jersey and its Subsidiaries.
Permitted Refinancing Indenture Documents – any indenture or similar instrument, together with related documents, pursuant to which Century extends or refinances the Indebtedness under the 2013 Indenture so long as: (a) the terms, covenants and conditions of such indenture or similar instrument and related documents, taken as a whole, are not, in the Agent's reasonable judgment, less favorable to the Loan Parties than the terms, covenants and conditions of the 2013 Indenture (it being agreed that the terms of the 2020 Offering Circular are acceptable to Agent), (b) the extended or refinanced Indebtedness does not have an original principal issuance amount in excess of $300,000,000 plus any interest paid in kind, (c) the extended or refinanced Indebtedness has a stated maturity date on or after the date that is six months following the date set forth in clause (i) of the defined term Stated Termination Date, and (d) the extended or refinanced Indebtedness is non-recourse to each Loan Party unless such Loan Party (other than Century Sebree and Century Marketer LLC) is obligated with respect to the Indebtedness under the 2013 Indenture (or, following the incurrence of Indebtedness under any Permitted Refinancing Indenture Documents (including Permitted Refinancing Indenture Documents contemplated by the 2020 Offering Circular), is obligated with respect to the Indebtedness under such Permitted Refinancing Indenture Documents). It is agreed and understood that (i) an indenture or similar instrument, together with related documents, that are entered into in accordance with the terms and conditions of the 2020 Offering Circular shall constitute Permitted Refinancing Indenture

Documents and (ii) for purposes of Section 8.2.2(xi), Section 8.2.3 and Section 8.2.5(iii) of the Agreement, the debt covenants, affiliate transaction covenants and restricted payment covenants, as applicable, set forth in the Permitted Refinancing Indenture Documents that are entered into in accordance with the terms and conditions of the 2020 Offering Circular shall be deemed to be effective for purposes of this Agreement at all times. Agent and Lenders hereby acknowledge and agree that Glencore may acquire and hold the Indebtedness incurred in connection with the Permitted Refinancing Indenture Documents, or portion thereof, and that the acquisition and holding of such Indebtedness by Glencore shall not constitute a violation of Section 8.2.3 (Affiliated Transactions) of the Loan Agreement.
(d)    The defined term "Stated Termination Date" set forth in Appendix A of the Loan Agreement is hereby amended and restated in its entirety as follows:
Stated Termination Date – the earlier of (i) May 16, 2023 and (ii) the date that is six (6) months prior to the stated maturity of the Indebtedness under the 2013 Indenture (as in effect on the Second Amendment Restatement Date, provided, for the sake of clarity, that after giving effect to a refinancing of the Indebtedness under the 2013 Indenture pursuant to any Permitted Refinancing Indenture Documents, the date under this clause (ii) shall be the date that is six (6) months prior to the stated maturity of the Indebtedness under any such Permitted Refinancing Indenture Documents.
3.    Ratification; Other Agreements;.
(a)    This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.
(b)    Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document.
(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents.
4.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)    Agent shall have received a copy of this Amendment executed by each Borrower, Agent, Issuing Lender and Majority Lenders, together with the consent and reaffirmation attached hereto executed by each Guarantor; and
(b)    no Default or Event of Default shall exist on the date hereof or as of the date of the effectiveness of this Amendment.
5.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
(a)    the representations and warranties set forth in each of the Loan Documents are true and correct in all material respects on and as of the Closing Date and on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct, in all material respects, as of such earlier date);
(b)    no Default or Event of Default exists; and
(c)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other relevant action on the part of such Borrower.
6.    Miscellaneous.
(a)    Expenses. Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent (including legal fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 6(a) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
(b)    Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Any signature to this agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: CENTURY ALUMINUM COMPANY By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: Executive Vice President

CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (successor in interest to Berkeley Aluminum, Inc.) By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP By: METALSCO LLC, its Managing Partner By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President

NSA GENERAL PARTNERSHIP By: CENTURY KENTUCKY, INC., its Managing Partner By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President

Signature Page to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

CENTURY ALUMINUM SEBREE LLC By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President

Signature Page to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

AGENT AND LENDERS: WELLS FARGO CAPITAL FINANCE, LLC, as Agent, as Issuing Lender and as a Lender By: /s/ Hilda Carbajal Name: Hilda Carbajal Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

BNP PARIBAS, as a Lender By: /s/ John McCulloch Name: John McCulloch Title: Vice President By: /s/ Raymond G. Dunning Name: Raymond G. Dunning Title: Managing Director

Signature Page to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: /s/ Judy Smith Name: Judy Smith Title: Authorized Signatory By: /s/ Jessica Gavarkovs Name: Jessica Gavarkovs Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Andrew J. Heinz
Name: Andrew J. Heinz
    Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (collectively, the "Guarantors") hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1 to Second Amended and Restated Credit Agreement (the "Amendment"; terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower's execution and delivery thereof; (iii) acknowledges and agrees to the terms of the Amendment as if it were a signatory thereto; and (iv) except as specifically provided therein, affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the obligations of each Borrower to Agent and Lenders pursuant to the terms of the Guaranty Agreements executed in favor of Agent and Lenders, and reaffirms that each Guaranty Agreement is and shall continue to remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.
[signature page follows]

METALSCO, LLC, a Georgia limited liability company By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President
SKYLINER, LLC, a Delaware limited liability company By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President
CENTURY KENTUCKY, INC., a Delaware corporation By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President
CENTURY MARKETER LLC, a Delaware limited liability company By: /s/ Jesse E. Gary Name: Jesse E. Gary Title: President
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Signature Page to Consent and Reaffirmation